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                                                                        EX-23.13

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report, dated May 13, 1999, on the financial statements of Valentine Electrical, Inc., by reference into Integrated Electrical Services, Inc.'s Amendment No. 3 to Form S-4 File No. 333-75139), and to all references to our firm.





REZNICK FEDDER & SILVERMAN
Charlotte, North Carolina
May 27, 1999